FIRST QUARTER 2011 EARNINGS CALL PRESENTATION MAY 3, 2011 Exhibit 99.1

Certain items in this presentation and in today's discussion, including matters relating to revenue, net income, Adjusted EBITDA, cash earnings, cash earnings per diluted share and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. National Financial Partners Corp. ("NFP" or the "Company") refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2010, filed on February 10, 2011, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today's date. NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2 Related to Forward-Looking Statements

The Company analyzes its performance using historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, adjusted income before management fees, management fees (excluding the accelerated vesting of certain RSUs), and percentages or calculations using these measures. The Company believes these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company's operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income. Adjusted income before management fees is defined as income before management fees excluding corporate income. Adjusted income before management fees should not be viewed as a substitute for income from operations. Management fees (excluding accelerated vesting of certain RSUs) shows management fees without the one-time impact of the accelerated vesting of certain RSUs on September 17, 2010. Management fees (excluding the accelerated vesting of certain RSUs) should not be viewed as a substitute for management fees. A reconciliation of these non-GAAP financial measures to their GAAP counterparts for the periods presented herein is provided in the Company's quarterly financial supplement for the period ended March 31, 2011, which is available on the Investor Relations section of the Company's Web site at www.nfp.com.

3 Related to Non-GAAP Financial Information

Reconciliation: Net Income to Cash Earnings
(1) Cash earnings is a non-GAAP financial measure, which the Company defines as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.
(2) The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.
Q1 2011 Q1 2010
GAAP net income $         6,876 $         6,990
Amortization of intangibles 7,962 8,338
Depreciation 3,077 3,006
Impairment of goodwill and intangible assets - 2,901
Tax benefit of impairment of goodwill and intangible assets - (1,118)
Non-cash interest, net of tax 631 1,866
Cash earnings
(1)
$       18,546 $       21,983
GAAP net income per share - diluted $           0.15 $           0.16
Amortization of intangibles 0.18 0.19
Depreciation 0.07 0.07
Impairment of goodwill and intangible assets - 0.07
Tax benefit of impairment of goodwill and intangible assets - (0.03)
Non-cash interest, net of tax
(1)
0.01   0.04
Cash earnings per share - diluted
(2)
$           0.41 $           0.50
($ in thousands, except per share data)

Reconciliation: Net Income to
Adjusted EBITDA
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net. These items are included in the reconciliation of  Adjusted EBITDA to net income on a consolidated basis.
For a reconciliation of Adjusted EBITDA per reportable segment for the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010
and March 31, 2011, please see the Company’s quarterly financial supplement for the period ended March 31, 2011 which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.
Corporate Individual Advisor
(in thousands) Client Group Client Group Services Group Consolidated
For the three months ended March 31, 2011
GAAP net income (loss) 6,876 $
Income tax expense (benefit) 6,508
Interest income (974)
Interest expense 3,771
Gain on early extinguishment of debt -
Other, net (3,187)
Income (loss) from operations 11,216 $             (685) $                  2,463 $                12,994 $
Amortization of intangibles 5,151 2,811 - 7,962
Depreciation 1,624 1,155 298 3,077
Impairment of goodwill and intangible assets - - - -
(Gain) loss on sale of businesses - - - -
Accelerated vesting of RSUs - - - -
Adjusted EBITDA
(1)
17,991 $             3,281 $                2,761 $                24,033 $
For the three months ended March 31, 2010
GAAP net income (loss) 6,990 $
Income tax expense (benefit) 5,563
Interest income (888)
Interest expense 4,579
Other, net (658)
Income (loss) from operations 11,949 $             1,926 $                1,711 $                15,586 $
Amortization of intangibles 5,348 2,990 - 8,338
Depreciation 1,559 1,125 322 3,006
Impairment of goodwill and intangible assets 1,931 970 - 2,901
(Gain) loss on sale of businesses (1,321) (910) - (2,231)
Adjusted EBITDA
(1)
19,466 $             6,101 $                2,033 $                27,600 $
Adjusted EBITDA is a non-GAAP financial measure, which the Company defines as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.
(1)

JESSICA BIBLIOWICZ Chairman, President & Chief Executive Officer

1Q11 Highlights
Balanced capital allocation strategy
Strategic acquisitions
Reinvestment in existing businesses
$50 million stock repurchase plan
Revenue $233.3 million, grew 3.5%
Organic revenue grew 5.1%
Positive contributions from all three business segments,
especially Corporate Client Group and Advisor Services Group
Adjusted EBITDA $24.0 million

Business Segments
Advisor Services Group
Organic revenue growth +16.8%
Individual Client Group
Organic revenue growth +0.6%
Corporate Client Group
Organic revenue growth +2.4%
1Q11 Revenue $233.3 million
$95.5
41%
$77.8
33%
$60.0
26%

Business Segment
1Q11 Overview & Components of Revenue
Steady performance
Expectations for CCG in 2011 (not
including acquisitions)
3% - 4% organic growth
Adjusted EBITDA margins
generally steady
Quarterly variability; 2Q
seasonally lowest margins
% of CCG
Revenue
Solid performance in wealth
management
Expectations for HNW life insurance in
2011
Increased activity; longer sales
cycle
Volatility and uncertainty remains
Continued strong growth
AUM $9.9 billion, up 16.3% YOY
Expectations for ASG in 2011
13% – 15% organic growth
Ongoing investments in
recruiting and marketing
Adjusted EBITDA margins
generally steady
% of ICG
Revenue
% of ASG
Revenue
11%
89%
41%
Corporate Benefits
Executive Benefits
19%
25%
56%
33%
Marketing Organization & Wholesale Life
Brokerage
Retail Life
Wealth Management
39%
61%
26%
Asset Based Fees & Trails
Commissions & Non-Recurring
Fees
Corporate Client Group
Individual Client Group
Advisor Services Group

$95.5
41%
$36.5
16%
$14.8
6%
$63.0
27%
$23.4
10%
Recurring Revenue
1
by Business Segment
1Q11
Recurring
revenue
63%
1Q10
Recurring
revenue
61%
1 Recurring revenue refers to revenue that is generally recurring in nature and includes revenue from corporate and executive benefits, investment advisory and asset based fees and trails.
2 The sum of the components may not agree to total due to rounding
1Q10 Revenue $225.3 million
Individual Client Group
Corporate Client Group
Advisor Services Group
$65.0
29%
$21.4
10%
$13.7
6%
$30.0
13%
$95.2
42%
($ in millions)
1Q11 Revenue $233.3 million
2

DOUG HAMMOND Chief Operating Officer

Steady and recurring business
Navigating challenging
economic and regulatory
environment
1Q11 pressure from specialty
business
Core Initiatives
Common brand and regional
focus
Diversification of products and
services
– Health & Welfare
– 401(k)
– P&C
– Executive Benefits
– Ancillary lines
High net worth life insurance
Challenges and
uncertainty remain
Large cases with longer
sale cycles in pipeline
Strong recruiting to
membership
organizations
Wealth management
Solid performance
continues
Growth drivers
New assets
Advisor recruitment
Asset-based fees (due to
broader financial market
performance)
Leading technology platform
Flexible offering serves multiple
advisor profiles
NFP B/D and NFP RIA
Hybrids – NFP B/D and
independent RIA
Independent RIAs
Business Segment Performance
Corporate Client Group
Individual Client Group
Advisor Services Group

DONNA BLANK Chief Financial Officer

1Q11 Consolidated Financial Highlights
$19.5
$18.0
$6.1
$3.3
$2.0
$2.8
1Q10 1Q11
$27.6
$24.0
Individual Client Group
Corporate Client Group
Advisor Services Group
$51.4
$60.0
$95.2 $95.5
$78.7
$77.8
1Q10 1Q11
$225.3
$233.3
($ in millions)
Adjusted EBITDA Margin
1Q10 1Q11
Corporate Client Group 20.4% 18.8%
Individual Client Group 7.8% 4.2%
Advisor Services Group 4.0% 4.6%
Consolidated 12.3% 10.3%
61%
63% Recurring
Revenue
1 The sum of the components may not agree to total due to rounding.
1
Revenue Adjusted EBITDA & Margin
Revenue growth of 3.5% driven by CCG and ASG

Management Fees (excl. accelerated vesting of RSUs)
as % of Adjusted Income Before Management Fees
Corporate Client Group Individual Client Group
NFP’s priority interest in CCG was 60.6% as of 3/31/11 NFP’s priority interest in ICG was 46.3% as of 3/31/11
41.1%
48.0%
35.7%
42.6%
1.6%
0.9%
2.0%
1.7%
-1.2%
4.0%
43.7%
38.0%
58.7%
57.1%
57.9%
53.0%
56.3%
3.7%
0.2%
6.5%
5.3%
14.3%
56.6%
4Q09 Cumulative
47.7%
36.8%
42.8%
50.0%
36.6%
44.2%
70.9%
44.9%
63.6%
63.2%
53.2%
60.0%
1Q10
Includes Prior PIP Includes Current PIP
4Q10 Cumulative 1Q11
Includes Prior PIP Includes Current PIP
4Q09 Cumulative 1Q10 4Q10 Cumulative 1Q11
Principal Incentive Plan Management Fees (PIP)
All Other Management Fees
-13.8%
Higher targets and quarterly business seasonality reflected in year-over-year PIP %

-$44
$47
$36
$32
$71
-$2
$41
$124
$5
$37
$43
$119
-$6
$34 $34
In Q1, larger payments to Principals typically occur as management fee bonuses for prior year performance are paid
Operating Cash Flow
(1) Q1 2008 and 12/31/08 YTD acquisitions include $14.4 mm paid in connection with an acquisition which was treated as prepaid management fees.
(2) Sum of the quarters may not agree to the full year total due to rounding.
(1)
(1)
(2)
$50
($ in millions)
Q1’08  Q2’08  Q3’08  Q4’08  FY’ 08  Q1’09  Q2’09 Q3’09  Q4’09 FY’09 Q1’10  Q2’10  Q3’10  Q4’10  FY’10   Q1’11
Quarterly/Annual Operating Cash Flow

Credit agreement amendment
Consolidated fixed charges to exclude up to $50 million in share repurchases during any four consecutive fiscal quarters
Lowered consolidated fixed charge coverage ratio covenant level from
2.0x to 1.5x
Authorization to repurchase up to $50 million of NFP stock
Balanced approach to capital allocation; maintain financial flexibility
Strategic acquisitions
Reinvestment in existing businesses
Direct capital return to shareholders – stock buyback
Balanced Capital Allocation Strategy